Templeton Money Fund

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Your Fund's Objective:

The Templeton Money Fund seeks current income, stability of principal, and liquidity by investing in high-quality money market instruments with maturities not exceeding 397 days, consisting primarily of short-term U.S. government securities, bank certificates of deposit, time deposits, banker's acceptances, commercial paper and repurchase agreements.*

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*An investment in the Fund is neither insured nor guaranteed by the U.S.
government. While the Fund seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that it will be able to do so.


October 16, 1995

Dear Shareholder:

We are pleased to bring you the eighth annual report of the Templeton Money Fund for the period ended August 31, 1995.

During the past fiscal year, U.S. interest rates reversed direction several times as a result of mixed economic data and changes in the pattern of economic growth. Gross Domestic Product (GDP) increased to a 4% annual growth rate in the fourth quarter of 1994, but then slowed significantly to an annualized rate of about 1.5% in the first half of 1995. Responding to this slower growth, U.S. interest rates moved steadily downward, correctly anticipating an eventual easing in monetary policy.

After a seventh consecutive tightening, in February 1995, the Federal Reserve Board reversed course in July and reduced the overnight federal funds rate for the first time since 1992, from 6% to 5.75%. Yields on money-market instruments also moved lower, but shortly afterward, yields on both short-and longer-dated maturities began to rise again. This surprising move can be attributed to U.S.

economic reports in late July indicating that business activity would recover from its poor performance of the first half of 1995, and that GDP might move to higher levels later in the year. Monthly economic indicators continued to show that price pressures were apparently well-contained, and at its policy meeting on August 23, 1995 the Board decided to leave monetary policy unchanged.

As interest rates declined during the spring, we extended the average maturity of the Fund's portfolio in our efforts to seek higher yields. The seven-day effective yield, which assumes daily compounding of dividends, increased from 3.11% on August 31, 1994 to 4.91% on August 31, 1995. The Fund's $137.2 million in total net assets at the end of this period were slightly lower than the $144.4 million of one year ago. On August 31, 1995, the portfolio's average maturity was 38 days, compared with 19 days a year earlier. We expect to maintain a relatively long average maturity as we seek to earn higher yields for our shareholders in light of current monetary policy.

In our opinion, the Federal Reserve Board may remain cautious on monetary policy as it attempts to gain a clearer sense of economic trends during the next several months. Regardless of policy or interest-rate changes, both of which are beyond our control, we believe that our diversified and highly liquid portfolio, 74% invested in short-term U.S. Government agency securities and 26% invested in repurchase agreements backed by U.S. Government collateral, positions the Fund well to respond quickly to future conditions.

Templeton Money Fund shareholders continue to benefit from convenience, easy access to their money and a high degree of credit safety. They also enjoy a variety of services, including free, unlimited check writing for amounts of $500 or more, unlimited transactions, automatic dividend reinvestment and daily dividend compounding. In addition, shares of the Fund are bought and sold at net asset value, which means there is absolutely no sales charge on investments in the Fund.

In closing, we would like to mention that although Sir John Templeton has not been involved in investment management of the Templeton Funds since October 1992, we were saddened by his recent decision to step down as Chairman and Director of the U.S.-registered Templeton funds. The Fund's Board of Trustees have elected John Wm. Galbraith, former vice chairman of

Templeton, Galbraith & Hansberger, Ltd. to succeed him. The investment manager will continue to use the investment philosophies and principles established by Sir John.

We thank you for your participation in the Templeton Money Fund and welcome any comments or suggestions you may have.

Sincerely,

/s/ Thomas Latta

Thomas Latta
Portfolio Manager
Templeton Money Fund


--------------------------------------------------------------------------------

Templeton Money Fund

Yield for August 31, 1995

Seven-day
annualized yield                       4.79%

Seven-day
effective yield                        4.91%

Yield reflects fluctuations in interest rates on portfolio investments, as well as fund expenses. The seven-day effective yield assumes the compounding of daily dividends. Past performance is not predictive of future results.

--------------------------------------------------------------------------------

Templeton Money Fund
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE (For a share outstanding throughout the year)

                                           YEAR ENDED AUGUST 31
                                -----------------------------------------------
                                  1995      1994     1993      1992      1991
                                --------  --------  -------  --------  --------
Net asset value, beginning of
 year                           $  1.000  $  1.000  $ 1.000  $  1.000  $  1.000
                                --------  --------  -------  --------  --------
 Net investment income              .046      .026     .021      .036      .061
 Dividends from net investment
  income                           (.046)    (.026)   (.021)    (.036)    (.061)
                                --------  --------  -------  --------  --------
Change in net asset value             --        --       --        --        --
                                --------  --------  -------  --------  --------
Net asset value, end of year    $  1.000  $  1.000  $ 1.000  $  1.000  $  1.000
                                ========  ========  =======  ========  ========
TOTAL RETURN                       4.73%     2.66%    2.10%     3.62%     6.23%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)   $137,245  $144,415  $81,874  $125,445  $174,265
Ratio of expenses to average
 net assets                         .99%      .90%    1.39%     1.04%      .89%
Ratio of net investment income
 to average net assets             4.62%     2.77%    2.50%     3.65%     6.18%


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Money Fund
Investment Portfolio, August 31, 1995

--------------------------------------------------------------------------------

                                                      ANNUALIZED
                                 PRINCIPAL  MATURITY YIELD AT DATE    VALUE
                                  AMOUNT      DATE    OF PURCHASE    (NOTE 1)
--------------------------------------------------------------------------------
BONDS--GOVERNMENT AND GOVERNMENT AGENCIES: 79.0%
--------------------------------------------------------------------------------
Federal Farm Credit Bank:       $10,000,000  9/11/95     5.68%     $  9,982,644
                                  5,000,000 10/04/95     5.66         4,973,273
                                  4,425,000 10/10/95     5.62         4,397,369
                                  1,360,000 10/19/95     5.65         1,349,541
--------------------------------------------------------------------------------
Federal Home Loan Bank:          10,000,000  9/26/95     5.80         9,998,331
                                  4,000,000 10/24/95     5.59         3,966,460
--------------------------------------------------------------------------------
Federal Home Loan Mortgage
 Corp.:                           1,280,000  9/12/95     5.69         1,277,573
                                 10,000,000  9/20/95     5.69         9,968,389
                                  5,735,000 10/11/95     5.63         5,698,227
                                  2,500,000 10/16/95     5.62         2,482,047
                                  3,415,000 10/30/95     5.62         3,383,013
--------------------------------------------------------------------------------
Federal National Mortgage
 Assn.:                          10,000,000  9/14/95     5.67         9,977,950
                                  5,800,000  9/27/95     5.67         5,775,336
                                 10,000,000 10/06/95     5.63         9,943,700
                                 15,195,000 11/10/95     6.24        15,268,419
                                 10,000,000  3/27/96     6.46         9,996,744
                                                                   ------------
TOTAL BONDS--GOVERNMENT AND GOVERNMENT
 AGENCIES (cost $108,439,016)                                       108,439,016
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 26.0%
--------------------------------------------------------------------------------
Chase Securities Inc.:
 Collateralized by $15,690,000
  U.S. Treasury Note, 5.875%,
  3/31/99                        15,619,000  9/01/95     5.80        15,619,000
--------------------------------------------------------------------------------
UBS Securities Inc.:
 Collateralized by $20,300,000
  U.S. Treasury Note, 5.625% ,
  6/30/97                        20,000,000  9/01/95     5.83        20,000,000
                                                                   ------------
TOTAL REPURCHASE AGREEMENTS
 (cost $35,619,000)                                                  35,619,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS: 105.0%
 (cost $144,058,016*)                                               144,058,016
OTHER ASSETS, LESS LIABILITIES
 (5.0%)                                                              (6,812,608)
                                                                   ------------
TOTAL NET ASSETS: 100.0%                                           $137,245,408
                                                                   ============

 *COST FOR FEDERAL INCOME TAXES IS THE SAME AS VALUE.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Money Fund
Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
August 31, 1995

Assets:
 Investments in securities, at value
  and cost                                                      $144,058,016
 Cash                                                                162,169
 Receivables:
  Fund shares sold                                                   967,399
  Interest                                                           961,019
                                                                ------------
   Total assets                                                  146,148,603
                                                                ------------
Liabilities:
 Payables:
  Fund shares redeemed                                             8,701,806
  Dividends                                                           25,701
 Accrued expenses                                                    175,688
                                                                ------------
   Total liabilities                                               8,903,195
                                                                ------------
Net assets (equivalent to $1.00 per share based on 137,245,408
 outstanding shares)                                            $137,245,408
                                                                ============

STATEMENT OF OPERATIONS
for the year ended August 31, 1995

Interest income                                                $11,538,869
Expenses:
 Management fees (Note 3)                             $713,915
 Administrative fees (Note 3)                          293,295
 Distribution fees (Note 3)                            306,623
 Transfer agent fees (Note 3)                          501,500
 Reports to shareholders                               138,200
 Custodian fees                                          5,300
 Registration and filing fees                           35,000
 Audit fees                                             12,500
 Legal fees (Note 3)                                    19,000
 Trustees' fees and expenses                             8,500
 Other                                                  10,228
                                                      --------
  Total expenses                                                 2,044,061
                                                               -----------
   Net investment income                                         9,494,808
 Net realized loss on investments                                   (2,070)
                                                               -----------
Net increase in net assets resulting from operations           $ 9,492,738
                                                               ===========

                  SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Money Fund
Financial Statements (cont.)

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
for the years ended August 31, 1995 and 1994

                                                        1995          1994
                                                    ------------  ------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                             $  9,494,808  $  3,854,335
  Net realized loss on investments                        (2,070)      (94,751)
                                                    ------------  ------------
   Net increase in net assets resulting from oper-
    ations                                             9,492,738     3,759,584
 Distributions to shareholders
  from net investment income                          (9,492,738)   (3,759,584)
 Fund share transactions (Note 2)                     (7,169,493)   62,540,553
                                                    ------------  ------------
   Net increase (decrease) in net assets              (7,169,493)   62,540,553
Net assets:
 Beginning of year                                   144,414,901    81,874,348
                                                    ------------  ------------
 End of year                                        $137,245,408  $144,414,901
                                                    ============  ============


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Money Fund
Notes to Financial Statements

--------------------------------------------------------------------------------
1. SUMMARY OF ACCOUNTING POLICIES

Templeton Money Fund (the Fund) is a separate series of Templeton Income Trust (the Trust), a Massachusetts Business Trust, which is an open-end, diversified management investment company registered under the Investment Company Act of 1940. The following summarizes the Fund's significant accounting policies.

a. Securities Valuations:

The Fund values securities utilizing the amortized cost valuation method, which involves valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

b. Income Taxes:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

c. Dividends to Shareholders:

Dividends to shareholders are declared daily from investment income (including realized capital gains and losses) and are paid monthly.

d. Repurchase Agreements:

The Fund, through its custodian, receives delivery of the underlying securi-ties, whose market is required to be at least 102% of the resale price at the time of purchase. The Fund's investment advisor, Templeton Investment Counsel, Inc., is responsible for determining that the value of these underlying securi-ties remains at least equal to the resale price.

e. Other:

Investment transactions are accounted for on a trade date basis. Interest in-come and estimated expenses are accrued daily.

2. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

At August 31, 1995 there were an unlimited number of shares of beneficial in-terest authorized ($.01 par value). Transactions in the Fund shares at net as-set value of $1.00 per share for the years ended August 31, 1995 and 1994 were as follows:

                                         1995                         1994
                              ---------------------------  ---------------------------
                                 SHARES        AMOUNT         SHARES        AMOUNT
                              ------------  -------------  ------------  -------------
     Shares sold               508,966,058  $ 508,966,058   761,269,070  $ 761,269,070
     Shares issued on
      reinvestment of
      distributions              8,706,019      8,706,019     3,303,708      3,303,708
     Shares redeemed          (524,841,570)  (524,841,570) (702,032,225)  (702,032,225)
                              ------------  -------------  ------------  -------------
     Net increase (decrease)    (7,169,493) $  (7,169,493)   62,540,553  $  62,540,553
                              ============  =============  ============  =============

Templeton Money Fund
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also directors or officers of Templeton In-vestment Counsel, Inc. (TICI), Templeton Global Investors, Inc. (TGII), Frank-lin Templeton Distributors, Inc. (FTD), and Franklin Templeton Investor Servic-es, Inc. (FTIS), the Fund's investment manager, administrative manager, princi-pal underwriter and transfer agent, respectively. The Fund pays monthly an in-vestment management fee to TICI equal, on an annual basis, to 0.35% per annum on the first $200 million of its average daily net assets, 0.30% of the next $1.1 billion and 0.25% per annum of such average daily net assets in excess of $1.3 billion. The Fund pays TGII monthly its allocated share of an administra-tive fee of 0.15% per annum on the first $200 million of the Trust's aggregate average daily net assets, 0.135% of the next $500 million, 0.10% of the next $500 million and 0.075% per annum of such average net assets in excess of $1.2 billion. For the year ended August 31, 1995, FTIS received fees of $501,500.

Pursuant to a Distribution Plan, the Fund reimburses FTD monthly (subject to a limit of 0.15% per annum of the Fund's average daily net assets) for FTD's costs and expenses in connection with any activity which is primarily intended to result in sales of Fund shares. Such distribution fees are set forth in the Statement of Operations. Under the distribution plan, costs and expenses ex-ceeding the maximum may be reimbursed in subsequent periods. At August 31, 1995, unreimbursed expenses amounted to $13,173.

An officer of the Trust is a partner of Dechert Price & Rhoads, legal counsel for the Fund, which firm received fees of $19,000 for the year ended August 31, 1995.

Templeton Money Fund
Independent Auditor's Report

--------------------------------------------------------------------------------
The Board of Trustees and Shareholders Templeton Money Fund

We have audited the accompanying statement of assets and liabilities, including the investment portfolio of Templeton Money Fund, a series of Templeton Income Trust, as of August 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of Au-gust 31, 1995, by correspondence with the custodian. An audit also includes as-sessing the accounting principles used and significant estimates made by man-agement, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tem-pleton Money Fund as of August 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the periods indicat-ed, in conformity with generally accepted accounting principles.

                                         /s/ McGladrey & Pullen, LLP

New York, New York
September 29, 1995

                                     Notes
                                     -----

--------------------------------------------------------------------------------

 TEMPLETON MONEY
 FUND

 Auditors
 McGladrey & Pullen, LLP
 555 Fifth Avenue
 New York, New York 10017-2416

 PRINCIPAL UNDERWRITER:

 Franklin Templeton
 Distributors, Inc.
 700 Central Avenue
 St. Petersburg,
 Florida 33701-3628

 Account Services
 1-800-354-9191

 Sales Information
 1-800-292-9293

 This report must be preceded or accompanied by a current prospectus of the Templeton Money Fund, which contains more complete information including charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors, as well as investment decisions by the investment manager which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

 To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.

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[RECYCLED PAPER LOGO APPEARS HERE]
                                                                 TL407 A95 10/95


TEMPLETON

MONEY

FUND

Annual Report
August 31, 1995




[LOGO OF FRANKLIN TEMPLETON APPEARS HERE]